GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Commodity Strategy Fund

(the “Fund”)

Supplement dated July 27, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 29, 2020, as supplemented to date

At a meeting held on July 23, 2020, the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved (i) a sub-advisory agreement with CoreCommodity Management, LLC (“CoreCommodity”) (the “Sub-Advisory Agreement”); and (ii) the Fund’s use of a “manager of managers” structure, whereby the Board and Goldman Sachs Asset Management, L.P. (“GSAM”) would be authorized to hire and replace investment sub-advisers on behalf of the Fund without shareholder approval pursuant to exemptive relief received from the U.S. Securities and Exchange Commission (the “Manager of Managers Structure”).

CoreCommodity is an independent commodity asset management firm that provides advisory and fiduciary management services to investors globally, with approximately $3.2 billion in assets across long-only and absolute return commodity investment programs as of June 30, 2020.

The Sub-Advisory Agreement and Manager of Managers Structure are each subject to approval by shareholders of the Fund. If approved by Fund shareholders at a meeting to be held on or about November 13, 2020 (the “Meeting”), CoreCommodity would manage the Fund’s day to day operations, subject to GSAM’s oversight, and the Fund would be authorized to utilize the Manager of Managers Structure. Prior to the Meeting, shareholders of the Fund entitled to vote at the Meeting will receive a proxy statement that will contain additional information about CoreCommodity, the Sub-Advisory Agreement and the Manager of Managers Structure.

If approved by Fund shareholders, the Fund’s benchmark would change from the S&P GSCI Total Return Index to the Bloomberg Commodity Total Return Index. However, the Fund would continue to seek to maintain substantial economic exposure to the performance of the commodities markets. Although CoreCommodity has a different investment philosophy, it is not anticipated that the proposed Sub-Advisory Agreement would result in any material changes to the principal investment strategies of the Fund. For example, CoreCommodity would take various factors into account when seeking commodity market exposure, such as, without limitation, the results of proprietary models developed by CoreCommodity, relative price differentials for various commodity futures for current delivery as compared to those for future delivery, and market conditions. Fees paid by investors and the overall Fund expenses are not expected to change.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SELSAT2OPSSTK 07-20